Oncology Therapeutics without Compromise JANUARY 2011 Science. Passion. Impact Exhibit 99.1

Forward Looking Statements

This presentation contains forward-looking statements that involve substantial risks and uncertainties, including among other things, statements about:
•
our development, commercialization and manufacturing plans, timelines and strategies for tivozanib;
•
the potential therapeutic advantages and benefits of our product candidates;
•
the timing and results of our ongoing and planned preclinical studies and clinical trials;
• the potential benefits of our strategic partnership agreements, our ability to achieve additional payments under these arrangements and our ability to enter into additional arrangements;
•
our plans to leverage our Human Response Platform™;
•
our planned commercialization, marketing and manufacturing capabilities and strategies;
•
our intellectual property position and strategies;
•
the expected RCC market and potential of tivozanib to capture a piece of this market;
• our projections with respect to our achievement of corporate milestones, including our anticipated success in the oncology markets; and
• AVEO having sufficient capital to fund its operations into 2012 and AVEO's estimates for its 2010 expected year-end cash balance.
Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-
looking statements we make due to a number of important factors, including risks and uncertainties inherent in pharmaceutical research and development, such as our ability to successfully develop, test and gain approval of our product candidates; our ability to obtain, maintain and enforce intellectual property rights; competition; our dependence on our alliance partners and other third parties; our ability to obtain any necessary financing; adverse economic conditions and those risk factors discussed in the “Risk Factors” and elsewhere in our most recent Form 10-
Q filed with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, performance or achievements. The forward-looking statements you see or hear during this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and development will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

AVEO: Multiple Assets Driving Value

Integrated oncology company with substantial commercial rights
•
Proprietary Human Response Platform™ provides foundation for success
•
Tivozanib Phase 3 superiority trial in RCC; data expected mid-2011
•
Pursuing multiple indications with tivozanib beyond RCC
•
AV-299, novel HGF/c-Met inhibitor, in ongoing Phase 2 trial
•
Robust early antibody pipeline, led by novel ErbB3 inhibitor AV-203
•
Financial strength

COMMERCIALIZATION
PRODUCTS & PIPELINE
PROPRIETARY PLATFORM

Value Creation 4

Discovery Development
Commercialization
• Identification of
responsive patient
populations to
increase probability
of clinical success
• Informs rational
choice of drug
combinations
• Discovery and
validation of
functionally
relevant targets
• Rapidly maturing
pipeline of novel
functional
antibodies
• Opportunity for
differentiation in
large markets
• Supports pricing
and reimbursement
Human Response Platform: Driving AVEO Science
and Key Source of Capital

Platform-Driven Capital: ~$225 Million

AVEO PHARMACEUTICALS, INC.

TIVOZANIB Small Molecule
Triple VEGF Receptor Inhibitor
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
RCC / monotherapy (TIVO-1)
enrollment complete
RCC / combo with Torisel®
GI cancers / combo with FOLFOX6
Breast cancer / combo with paclitaxel
Lung cancer / monotherapy
Colorectal cancer / combo with Afinitor®
Breast & colorectal cancers / combo with Xeloda®
AV-299 Antibody
Anti-HGF
NSCLC / combo with Iressa®
Advanced solid tumors with liver metastases
Solid tumors / combo with Tarceva®
AV-203 Antibody
Anti-ErbB3*
Solid tumors
Human Response Platform™
Antibody Pipeline and Biomarkers

*Anti-ERbB3 program is strategically partnered with Biogen Idec

AVEO: Poised for Success in Oncology 6

AVEO Market Research

120
100
80
60
40
20
0
77%
56%
Significant unmet need in RCC remains with <12 month PFS by currently available therapies
Serious toxicities with currently available therapies adversely affects pt compliance and QoL

[1] AVEO Primary Research. Web-based survey. U.S. Oncologists (n=157) Oct 2010.
[2] Package inserts
[3] Rini B, et al. J Clin Oncol. 2009:27(27):4462-4468
[4] Motzer RJ, et al. 2009
[5] Escudier B, et al. 2009
[6] EvaluatePharma
[7] www.cancer.org/cancer/kidneycancer
[8] Jemal A, et al. Cancer statistics, 2005. CA Cancer J Clin. 2005;55(1):10-30.

Large RCC Market Has Significant Unmet Needs:
Attractive Entry Point for Tivozanib
7
• Current RCC market >$1.5 billion
• Nexavar and Sutent have total
combined sales of >$1B in RCC
• RCC market expected to expand
significantly
• RCC incidence rising as 60+
population increases
• Approval of new drugs will
increase therapy use across
disease stages & lines of therapy
• Despite advances in RCC therapy,
significant unmet need persists
• Currently available therapies
provide <1 year of survival
without disease progression
• Toxicities associated with VEGF
TKIs force high rates of dose
reduction
U.S. oncologists surveyed (n=157) believe there is an
unmet need in advanced RCC based on PFS with and
tolerability of currently available therapies
1
2-5
2-5

1

Study Design
Eligibility Requirements
• Advanced RCC
• Confirmed clear-cell type
• Prior nephrectomy
• No prior VEGF tx
• ECOG PS 0-1
RANDOMIZE
Tivozanib
(n=250)
Nexavar
(n=250)

[1] Package inserts

• Well-controlled design
• Optimal trial design using Nexavar as active comparator
• Central radiological review of measurable disease for enrollment
• Central, blinded, independent review of CT scans every 8 wks with rapid turnaround
•
Same dose and schedule as Phase 2
•
Primary endpoint: PFS improvement
•
Phase 2 trial demonstrated 14.8 month median PFS in same patient population
•
Nexavar
demonstrated 5.5 month median PFS in similar patient population¹
• Highly experienced investigators with prior experience with approved RCC agents
• PI: Robert Motzer, M.D., Memorial Sloan Kettering Cancer Center

TIVO-1: Registration of Tivozanib in
First-line RCC

Top-line data anticipated mid-2011

Patient Enrollment
Projected
Actual
0
0
15
55
183
287
384
517
10
27
70
117
164
211
258
305
352
399
434
471
500
0
50
100
150
200
250
300
350
400
450
500
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Clinical Site Geography:
86 sites worldwide
North America
EU
Others

TIVO-1: Target Enrollment of 500 Patients Achieved Six Months Ahead of Schedule 9

Efficacy + Tolerability = No Compromise
• Lowest rate of dose reductions and
interruptions with tivozanib
• <4% of patients dose-interrupted
• 10% of patients dose-reduced
• Low rate of serious side effects
(grade 3/4)
• <1% incidence of hand-foot
syndrome and fatigue
• <2% incidence of diarrhea
• Most commonly reported side effects
were mechanism-related
•
Hypertension (42% grade 1/2 &
8% grade 3)
• Dysphonia
(22% grade 1/2)
• Both side effects manageable
and reversible
Efficacy Tivozanib Tolerability
1
1
2
3
4

Longest reported PFS for a single-agent in
1st-line clear cell RCC
1- 4

Potency & Dose*

1,000
100
10
1
0.1
IC50 (nM)
Less potent
More potent
VEGFR-1
VEGFR-2
VEGFR-3
tivozanib
axitinib
Sutent
Votrient
Nexavar
1.5
10
50
800
800
Dose (mg/day)

Selectivity*

Fold selectivity
(VEGFR/off-target kinase)
9
8
7
6
5
4
3
2
1
0
[c-kit]
tivozanib
[c-kit]
axitinib
[c-kit]
Sutent
[c-kit]
Votrient
[ras1]
Nexavar

Half Life+

t½ (h)
100
80
60
40
20
0
Tivozanib exhibits a half life of ~4.5 days
tivozanib
axitinib
Sutent
Votrient
Nexavar

Differentiation Supported by Unique Biochemical Properties *In vitro data + In vivo data 11

Currently available TKIs have limited utility as combination agent

	Breast Cancer	Colorectal Cancer	Renal Cell Carcinoma
Monotherapy	--	--	Sutent & Nexavar
Combo Therapy	Avastin(?)	Avastin	Avastin

Tivozanib + Taxol[1]
- All pts failed taxane
- 5 PRs of 18 pts (28%)
- 8 of 18 pts w/ disease control ≥ 24 wks (44%)

Tivozanib + FOLFOX6[2]
- Heavily pre-treated pts
- 6 PRs of 17 pts (35%)
- 14 of 17 pts w/ disease control (82%)

Tivozanib + Torisel®[3]
- Heavily pre-treated patients
- 2 PRs of 16 pts
- 12 of 16 pts w/ disease control (75%)

Tivozanib + Xeloda®
- Initiated Nov '10 in pts w/ mBC and CRC
- Evaluate safety, tolerability & establish MTD

CRC with Afinitor®
- Initiated Feb '10
- IST by Dana-Farber

1 Mayer E L, et al. San Antonio Breast Cancer Symposium Annual Meeting; December 2010; San Antonio, TX.
2 Eskens F, et al. EORTC-NCI-AACR Annual Meeting; November2010; Berlin, Germany.
3 Fishman M, et al. EORTC-NCI-AACR Annual Meeting; November 2009; San Francisco, CA.
Combinability: Multiple Opportunities
to Drive Value

Tivozanib demonstrated safe combinability at full dose and schedule

• Differentiated Product Profile
– Optimal blockade of VEGF pathway
– Longest PFS for a single-agent in 1st-line clear cell RCC
– Lowest rate of dose reductions and interruptions
– Demonstrated combinability with targeted therapies and chemotherapies at full dose and schedule
• Development Plan Built on Differentiated Profile
• Significant Commercial Rights
– Commercial infrastructure fit for tomorrow’s markets
– Executing go-to-market strategy
Tivozanib: Positioned for Success

–
Monotherapy in RCC for first market opportunity
– Combination potential with chemotherapies and targeted agents in large solid tumor markets
– Utility of Human Response Platform™ to enrich outcomes and minimize development risk

Ph 3 Data
NDA Filing & Review
Product Launch
Functional Leadership
Expand capabilities
for launch execution
Build commercial organization to support
current & future indications/products

Commercialization Strategy
•
Build North America-based commercial organization
– Targeted, specialty U.S. sales force of 50-75 sales reps
•
Establish tivozanib as new standard in RCC treatment
•
Expand tivozanib into multiple large markets
•
Capitalize on commercialization infrastructure with additional products

HGF/c-MET: An Exciting New Cancer Target

•
Pathway demonstrated to
play important role in
relating tumor growth,
metastasis and survival
•
AV-299 + Tarceva Ph 1
combination study
completed
• Combination well-
tolerated up to full
doses¹
• AV-299 20 mg/kg q 14
days plus Tarceva 150
mg/d
1 Patnick, A. et al., ASCO 2010
Hepatocyte growth factor (HGF) is
sole ligand for c-MET receptor

AV-299 Phase 2 in First-Line NSCLC

• Initiated May 2010
• Primary endpoints: PFS and Response
• Study enrolling in Asia
• Patient population: ~50/50 wild-type to mutant EGFR
• Dose & schedule: 20mg/kg IV; Days 1 & 15 out of 28-day cycle
• PI: Tony Mock, M.D. – Chinese University of Hong Kong
• Top-line data expected 2012

Internally discovered;
less than three years from discovery to clinic
AV-299: Anti-HGF/c-MET Monoclonal Antibody

Development
Status
• Ph 2 Iressa
±
AV-299 study in NSCLC initiated May 2010
• Ph 1b AV-299 + Tarceva study completed
• Well-tolerated in Ph 1 with no dose limiting toxicities up to the highest dose tested
Potential
Indications
• Lung cancers
• Pancreatic cancers
• Breast cancers
• Hepatocellular carcinoma
Differentiating
Characteristic
• Potent and selective inhibitor of HGF (the sole ligand for c-MET receptor)
Commercial
Opportunity
• Exclusive worldwide development and commercialization rights
Intellectual
Property
• Issued composition of matter patent in U.S.; expires 2028

* Assuming specified development and commercialization milestones are achieved
AV-203: Anti-ErbB3 Monoclonal Antibody
with Broad Therapeutic Potential

Development
Status
• IND-enabling activities ongoing
Potential
Indications
• Breast cancers
• Head and Neck cancers
• Lung cancers
• Prostate cancers
Potential
Advantages
• Potent and selective ErbB3 inhibitor
• Demonstrated activity in preclinical models of breast, prostate and pancreatic cancers
Partnership:
Biogen Idec
• Biogen Idec partnership for ex-North America
• AVEO responsible for developing ErbB3 antibodies through completion of the first phase 2 trial
• $5M upfront cash payment and $30M in equity
• Potential option fee and milestones worth $65M plus royalties*; $10M in milestones already earned
Commercial
Opportunity
• North American development and commercialization rights
Intellectual
Property
• Applications filed; patents pending

Antibody Discovery Engine
Fueling Long Term Product Portfolio and Strategic Options
AVEO Platform Drives Robust Antibody Pipeline

RON
FGFR3
FGFR2
FGFR1
FGFR4
Notch1
Notch2
Notch3
Preclinical
Development
Development
Candidate
Lead
Antibody
Antibody
Generation/
Screening
Target
Discovery &
Validation

2011: Forward Momentum
• Obtain TIVO-1 Phase 3 data for tivozanib in 1 -line RCC
• Prepare for tivozanib NDA filing in 2012
• Begin Phase 2 development in 2 indication for tivozanib
• Complete AV-299 Phase 2 study in NSCLC
• Advance antibody pipeline

st
nd

*Unaudited cash and securities balance on 12/31/10

• 2010 year-end cash and securities balance of $140M*
• Sufficient cash and securities to fund operating plan into 2012
• Multiple options to fund company through commercialization of tivozanib

Strong Balance Sheet: Capital Through Key
Value-Creation Points

SIGNIFICANT COMMERCIAL RIGHTS
TIVOZANIB, AV-299 & mABs
ENGINE TO FUEL GROWTH

AVEO: Multiple Assets Driving Value 22 TIVO-1 Pivotal Data in Mid-2011